PROVIDENCE Q1:2019 EARNINGS CALL PRESENTATION May 9, 2019

FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL INFORMATION Forward-looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “demonstrate,” “expect,” “estimate,” “forecast,” “anticipate,” “should” and “likely” and similar expressions identify forward-looking statements. In addition, statements that are not historical should also be considered forward-looking statements. Readers are cautioned not to place undue reliance on those forward-looking statements, which speak only as of the date the statement was made. Such forward-looking statements are based on current expectations that involve a number of known and unknown risks, uncertainties and other factors which may cause actual events to be materially different from those expressed or implied by such forward-looking statements. These factors include, but are not limited to, our continuing relationship with government entities and our ability to procure business from them, our ability to manage growing and changing operations, the implementation of healthcare reform law, government budget changes and legislation related to the services that we provide, our ability to renew or replace existing contracts that have expired or are scheduled to expire with significant clients, and other risks detailed in Providence’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2018. Providence is under no obligation to (and expressly disclaims any such obligation to) update any of the information in this presentation if any forward-looking statement later turns out to be inaccurate whether as a result of new information, future events or otherwise. Non-GAAP Financial Information In addition to the financial results prepared in accordance with U.S. generally accepted accounting principles (GAAP), this presentation includes EBITDA and Adjusted EBITDA for the Company and its operating segments, Adjusted EBITDA for the NET Services segment, excluding certain corporate costs, and Adjusted Net Income and Adjusted EPS for the Company, which are performance measures that are not recognized under GAAP. EBITDA is defined as income (loss) from continuing operations, net of taxes, before: (1) interest expense, net, (2) provision (benefit) for income taxes and (3) depreciation and amortization. Adjusted EBITDA is calculated as EBITDA before certain items, including (as applicable): (1) restructuring and related charges, including costs related to our corporate reorganization, (2) equity in net earnings or losses of investees, (3) certain litigation related expenses, settlement income or other negotiated settlements relating to certain matters from prior periods, (4) certain transaction and related costs and (5) asset impairment charges. Adjusted Net Income is defined as income (loss) from continuing operations, net of tax, before certain items, including (1) restructuring and related charges, (2) equity in net earnings or losses of investees, (3) certain litigation related expenses, settlement income or other negotiated settlements relating to certain matters from prior periods, (4) intangible amortization expense, (5) gain or loss on sale of equity investments, (6) the non- recurring impact of the Tax Cuts and Jobs Act, (7) excess tax charges associated with long-term incentive plans, (8) the impact of adjustments on noncontrolling interests, (9) certain transaction and related costs, (10) the income tax impact of such adjustments and (11) asset impairment charges. Adjusted EBTIDA for the NET Services segment, excluding certain corporate costs, is calculated as NET Services Adjusted EBITDA, less certain continuing corporate and other overhead expenses, including those previously included in our Corporate and Other segment. Adjusted EPS is calculated as Adjusted Net Income less (as applicable): (1) dividends on convertible preferred stock and (2) income allocated to participating stockholders, divided by the diluted weighted-average number of common shares outstanding. We utilize these non-GAAP performance measures, which exclude certain expenses and amounts, because we believe the timing of such expenses is unpredictable and not driven by our core operating results, and therefore render comparisons with prior periods as well as with other companies in our industry less meaningful. We believe such measures allow investors to gain a better understanding of the factors and trends affecting the ongoing operations of our business. We consider our core operations to be the ongoing activities to provide services from which we earn revenue, including direct operating costs and indirect costs to support these activities. In addition, our net earnings in equity investees are excluded from these measures, as we do not have the ability to manage these ventures, allocate resources within the ventures, or directly control their operations or performance. Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies, and exclude expenses that may have a material impact on our reported financial results. The presentation of non-GAAP financial information is not meant to be considered in isolation from or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. We urge you to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures included below, and not to rely on any single financial measure to evaluate our business. 2

Q1:2019 HIGHLIGHTS

PROVIDENCE SERVICE CORPORATION

Revenue Growth

- Q1:2019 Revenue up 9.2% compared to Q1:2018
  - NET Services: New State Contract in WV and MCO contracts in Indiana and Minnesota, higher utilization on non full-risk contracts, and growth outside of core Medicaid market
  - Matrix(1) : Matrix's core in-home assessment business exceeding internal expectations

Profitability

- Adjusted EBITDA(2) of $12.2mm; NET Services Adjusted EBITDA excluding certain corporate costs(2) of $16.9mm
  - Year-over-year margin reduction driven by higher transportation cost and utilization as a result of less inclement weather benefit and changes in membership behavior compared to previous years. Management to work with payors to re-align rates with transportation costs
- Matrix(1) : margin down versus prior year driven by lower HealthFair volumes. Core in-home assessment business margins as % of revenue up 446 bps versus prior year
- Adjusted EPS(2) of $0.37

Capital Allocation

- Key activities
  - Substantially complete organization consolidation. On target to achieve at least $10mm of run-rate savings
    - Public Company costs (formerly Holding Company costs) $4.7mm versus $6.9mm in prior year period
  - Investments in Circulation platform – management focused on operational rollout of Circulation technology platform across LogistiCare's legacy contracts

(1) Providence's interest in Matrix is accounted for as an equity method investment. Matrix's results are not included within Providence's consolidated results.
(2) See appendix for a reconciliation of non-GAAP financial measures.

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Q1:2019 HIGHLIGHTS % FYE FYE LTM $Millions Q1:19 Q1:18 Growth 2018 2017 Q1:19 Revenue $ 367.8 $ 336.7 9.2% $ 1,385.0 $ 1,318.2 $ 1,416.1 Transportation Expense $ 288.7 $ 253.1 $ 1,055.3 $ 1,009.5 $ 1,090.9 % of Rev 78.5% 75.2% 76.2% 76.6% 77.0% Key Financial Other Costs $ 62.2 $ 59.8 $ 237.2 $ 223.4 $ 239.6 % of Rev 16.9% 17.7% 17.1% 16.9% 16.9% Metrics NET Services Adj. EBITDA (Exc. Certain Corp Costs) (1) $ 16.9 $ 23.9 $ 92.5 $ 85.3 $ 85.6 (1) % Margin 4.6% 7.1% 6.7% 6.5% 6.0% Certain Corporate Costs (2) 4.7 6.9 19.7 25.8 17.5 Adjusted EBITDA (1) $ 12.2 $ 17.0 $ 72.8 $ 59.5 $ 68.0 (2) % Margin 3.3% 5.0% 5.3% 4.5% 4.8% • Working with payors to bring contractual rates in line with costs 2019 • Continue integration and rollout of the Circulation platform across call centers Focus • Roll out is on plan and targeting substantially all sites operational by the end of 2021 (1) See appendix for a reconciliation of non-GAAP financial measures. (2) Costs represents the continuing corporate and other overhead expenses previously included in our Corporate and Other segment. See appendix for further explanation and a reconciliation to the most comparable GAAP financial measures. 4

MATRIX INVESTMENT • Core in-home assessments 9.1% revenue growth versus the prior year period, exceeding internal expectations Q1:2019 • In-home assessments margin growth of 446 bps driven by higher revenue and higher Highlights pricing • Mobile assessment (HealthFair) volumes slow to begin the year, as expected • Management focus on integration of the mobile assessment business % FYE FYE LTM $Millions Q1:19 Q1:18 Growth 2018 2017 Q1:19 Revenue $ 67.0 $ 67.4 -0.7% $ 282.1 $ 227.9 $ 281.7 Key Financial Adjusted EBITDA (2) $ 14.0 $ 14.2 $ 56.7 $ 51.7 $ 56.5 (1) (2) Metrics % Margin 20.8% 21.1% 20.1% 22.7% 20.1% Capex $ 2.3 $ 2.3 $ 10.3 $ 11.0 $ 10.3 Net Debt $ 297.0 $ 310.4 • Continued integration of HealthFair acquisition and focus on driving mobile assessments sales pipeline 2019 • Integration of in-home and mobile assessment businesses onto unified technology Focus platform expected in Q2:2019 • Achieve profitability in mobile assessment business by the second half of 2019 (1) Providence’s interest in Matrix is accounted for as an equity method investment. Matrix’s results are not included within Providence’s consolidated financials. (2) See appendix for a reconciliation of non-GAAP financial measures. 5

CASH FLOW UPDATE FYE FYE LTM $Millions Q1:19 Q1:18 2018 2017 Q1:19 Cash Flow $ 8.2 $ 14.9 $ 48.2 $ 42.8 $ 41.5 Working Capital Changes 30.6 10.7 (40.3) 12.2 (20.4) Cash Provided By Operations $ 38.8 $ 25.6 $ 7.9 $ 55.0 $ 21.1 Capex (Continuing Operations) $ 1.7 $ 2.6 $ 10.8 $ 15.4 $ 9.9 Cash flow • Q1:19 cashflow generated by working capital timing. Expect to unwind some of the working capital benefit in Q2 as the Company has a three provider payment run in May 6

BALANCE SHEET UPDATE $Millions Q1:19 Q4:18 Q4:17 Q4:16 Cash $ 46.7 $ 8.0 $ 95.3 $ 72.3 Matrix Carrying Value $ 159.5 $ 161.5 $ 169.7 $ 157.2 Shares Outstanding (mm) 14.9 14.8 15.4 15.9 As of 3/31/2019, the Company had $46.7mm of cash with no debt Shares outstanding equals common shares outstanding plus total preferred shares on an as-converted basis. As of 5/6/19 shares outstanding equaled 14.9mm. 7

APPENDIX

ADJUSTED EBITDA RECONCILIATION (Continuing Ops) FYE FYE LTM $Millions Q1:19 Q1:18 2018 2017 Q1:19 Revenue $ 367.8 $ 336.7 $ 1,385.0 $ 1,318.2 $ 1,416.1 Income/(Loss) from Cont Ops 1.3 7.4 18.2 51.1 12.1 Interest Expense, Net 0.3 0.3 1.8 1.2 1.8 Income Tax Provision/(Benefit) 0.2 2.0 4.7 4.0 2.9 Depreciation and Amortization 4.5 3.6 15.8 13.6 16.7 EBITDA $ 6.3 $ 13.3 $ 40.5 $ 69.9 $ 33.5 Asset Impairment - - 14.2 - 14.2 Transaction Expense 1.4 0.0 7.2 - 8.6 Restructuring and Related Expense 2.8 1.3 8.7 1.9 10.2 Value Enhancement Initiative Implementation - - 2.8 6.1 2.8 Equity in Net Loss/(Gain) of Investee 1.7 2.3 6.2 (13.4) 5.5 (Gain) on Remeasure of Cost Method Investme - - (6.6) - (6.6) Litigation Expense - - (0.2) (5.0) (0.2) Adjusted EBITDA $ 12.2 $ 17.0 $ 72.8 $ 59.5 $ 68.0 % Margin 3.3% 5.0% 5.3% 4.5% 4.8% 9

ADJUSTED EBITDA RECONCILIATION (MATRIX) (1)

Matrix Medical Network

$ Millions	Q1:19	Q1:18	FYE 2018	FYE 2017	LTM Q1:19
Revenue	$ 67.0	$ 67.4	$ 282.1	$ 227.9	$ 281.7
Net income (loss)	(4.5)	(8.5)	(20.0)	26.7	(16.0)
Interest expense, net	6.4	10.3	26.0	14.8	22.1
Income tax benefit	(1.4)	(2.6)	(7.1)	(29.6)	(5.9)
Depreciation and amortization	11.2	9.1	43.1	33.5	45.2
EBITDA	$ 11.7	$ 8.3	$ 42.0	$ 45.4	$ 45.4
Management fee	0.7	3.1	4.9	2.3	2.5
Transaction costs	-	2.1	3.3	4.0	1.2
Integration expense	1.6	0.7	6.5	-	7.4
Adjusted EBITDA	$ 14.0	$ 14.2	$ 56.7	$ 51.7	$ 56.5
% Margin	*20.8%*	*21.1%*	*20.1%*	*22.7%*	*20.1%*
Reconciliation of (Loss)/Income from Investment to Matrix Net Income (2)					
Equity in net (loss) gain of investee	$ (1.7)	$ (2.3)	(6.2)	$ 13.4	$ (5.5)
Management fee and other	(0.3)	(1.4)	(2.5)	(1.0)	(1.4)
Net (loss) gain - equity investment	$ (2.0)	$ (3.7)	$ (8.7)	$ 12.4	$ (6.9)
Divided by Providence share (3)	43.6%	43.6%	43.6%	46.6%	43.6%
Matrix Net Income standalone	$ (4.5)	$ (8.5)	$ (20.0)	$ 26.7	$ (16.0)

(1) Represents 100% of Matrix's results including the results of HealthFair since its acquisition of February 16, 2018. Providence's retained equity interest is now accounted for as an equity method investment. Matrix's results are not included within Providence's consolidated results in any period presented.
(2) A reconciliation has been provided to bridge from the income from Equity in net (loss)gain of investee to Matrix's standalone Net Income.
(3) For FYE 2017, % Equity Interest represents Providence's equity interest in Matrix as of December 31, 2017. It should be noted that Providence's equity interest in Matrix decreased from 46.8% to 46.6% primarily due to a rollover of management bonuses into equity during Q3:2017. In addition, Providence's equity interest in Matrix decreased to 43.6% following the rollover of certain HealthFair equity interests related to the acquisition during Q1:2018.

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NET SERVICES ADJUSTED EBITDA RECONCILIATION

PROVIDENCE SERVICE CORPORATION

$Millions	Q1:2019 NET Services	Q1:2019 Less: Certain Corp Costs (1)	Q1:2019 NET Services Exc. Certain Corp Costs	Q1:2018 NET Services	Q1:2018 Less: Certain Corp Costs (1)	Q1:2018 NET Services Exc. Certain Corp Costs
Revenue	$ 367.8	$ -	$ 367.8	$ 336.7	$ -	$ 336.7
Income from Cont Ops after Income Taxe	2.6	(7.2)	9.8	9.2	(7.5)	16.7
Interest Expense, Net	0.3	-	0.3	0.3	-	0.3
Provision For Income Taxes	0.6	-	0.6	2.5	-	2.5
Depreciation and Amortization	4.5	0.2	4.3	3.6	0.1	3.5
EBITDA	**$ 8.0**	**$ (7.0)**	**$ 15.0**	**$ 15.7**	**$ (7.4)**	**$ 23.1**
Restructuring and Related Expense	2.8	1.8	1.0	1.3	0.4	0.8
Transaction Expense	1.4	0.5	0.9	0.0	0.0	-
Adjusted EBITDA	**$ 12.2**	**$ (4.7)**	**$ 16.9**	**$ 17.0**	**$ (6.9)**	**$ 23.9**
% Margin	*3.3%*		*4.6%*	*5.0%*		*7.1%*

$Millions	FYE 2018 NET Services	FYE 2018 Less: Certain Corp Costs (1)	FYE 2018 NET Services Exc. Certain Corp Costs	FYE 2017 NET Services	FYE 2017 Less: Certain Corp Costs (1)	FYE 2017 NET Services Exc. Certain Corp Costs	LTM Q1:2019 NET Services	LTM Q1:2019 Less: Certain Corp Costs (1)	LTM Q1:2019 NET Services Exc. Certain Corp Costs
Revenue	$ 1,385.0	$ -	$ 1,385.0	$ 1,318.2	$ -	$ 1,318.2	$ 1,416.1	$ -	$ 1,416.1
Income from Cont Ops after Income Taxe	22.8	(19.5)	42.3	41.1	(0.5)	41.7	16.2	(19.3)	35.5
Interest Expense, Net	1.8	1.7	0.0	1.2	1.1	0.1	1.8	1.7	0.0
Provision For Income Taxes	6.2	(7.8)	14.1	0.5	(23.5)	24.0	4.3	(7.8)	12.1
Depreciation and Amortization	15.8	0.8	15.0	13.6	0.3	13.3	16.7	0.9	15.8
EBITDA	**$ 46.7**	**$ (24.8)**	**$ 71.5**	**$ 56.5**	**$ (22.6)**	**$ 79.0**	**$ 39.0**	**$ (24.5)**	**$ 63.4**
Asset Impairment	14.2	-	14.2	-	-	-	14.2	-	14.2
Gain on Reimeaurement	(6.6)	(6.6)	-	-	-	-	(6.6)	(6.6)	-
Restructuring and Related Expense	11.5	8.4	3.2	8.0	1.7	6.3	13.1	9.7	3.4
Litigation income	(0.2)	(0.2)	-	(5.0)	(5.0)	-	(0.2)	(0.2)	-
Transaction Expense	7.2	3.6	3.6	-	-	-	8.6	4.1	4.5
Adjusted EBITDA	**$ 72.8**	**$ (19.7)**	**$ 92.5**	**$ 59.5**	**$ (25.8)**	**$ 85.3**	**$ 68.0**	**$ (17.5)**	**$ 85.6**
% Margin	*5.3%*		*6.7%*	*4.5%*		*6.5%*	*4.8%*		*6.0%*

Certain corporate costs are comprised of certain continuing corporate and other overhead expenses, including those previously included in our Corporate and Other segment. In April 2018, the Company announced plans of an organizational consolidation to integrate substantially all activities and functions performed at the holding company into NET Services. As a result of the organizational consolidation, effective January 1, 2019, the Company's Corporate and Other segment was combined with the NETet Services segment. These costs in Q1:2019 after adjusting for 'Restructuring and Related Expense' represent the on-going costs to maintain certain executive, accounting, finance, internal audit, tax, legal, strategic and development functions and the Company's Captive Insurance Company.

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ADJUSTED NET INCOME / EPS $Millions, Except Per Share Amounts Q1:19 Income from Continuing Operations, Net of Tax $ 1.3 Restructuring and Related Expense 3.0 Transaction Expenses 1.4 Equity in Net Loss of Investee 1.7 Amortization 1.6 Tax Impact of Adjustments (2.4) Adjusted Net Income $ 6.6 Dividends on Convertible Preferred Stock (1.1) Income Allocated to Participating Securities (0.7) Adjusted Net Income to Common Stockholders $ 4.8 Adjusted EPS $ 0.37 Diluted Weighted-Average Common Shares Outstanding (mm) 13.0 12